Exhibit 99.1

DRAFT – 8-4-21

Greenrose Acquisition Corp. Signs Commitment Letter for Up to $103 Million in Additional Capital

Amityville, NY – August XX, 2021 - Greenrose Acquisition Corp. (OTC: GNRSU, GNRS, GNRSW) (Greenrose), a special purpose acquisition company targeting companies in the cannabis industry, has signed a commitment letter for up to $103 million in capital from SunStream Bancorp, a joint venture initiative sponsored by Sundial Growers Inc. (Nasdaq: SNDL). The investment comprises $78 million in a multi-tranche senior secured loan facility and $25 million in unsecured convertible notes.

With this financing, and assuming no redemptions of Greenrose stockholders, the company will have up to $276 million to fund its growth strategy. In addition to the senior secured loan and convertible notes, Greenrose reserves the right to raise additional capital in a private placement, in the form of both convertible notes and common stock, from accredited and institutional investors.

The closing of the loan and the private placements are expected to occur simultaneously with Greenrose’s anticipated closing of its de-SPAC business combination and are subject to customary closing conditions.

“We are grateful for the support of our lenders and investors as we continue to work towards closing our business combination,” said Mickey Harley, CEO of Greenrose Acquisition Corp. “This additional capital gives us greater flexibility to execute on our growth objectives, and we will remain focused on creating value for our shareholders as we transition to an exciting and dynamic operating company. Importantly, this investment from and partnership with SunStream is both financially and strategically advantageous to Greenrose. Both Greenrose and SunStream are aligned in closing our Business Combination and continuing the growth of Greenrose.”

Additional terms of the loan and of the private placements are expected to be disclosed in subsequent filings with the U.S. Securities and Exchange Commission (“SEC”).

On Friday, August 6, 2021, Greenrose also intends to provide notification to the escrow custodian of a one-month extension to the closing period for consummating an initial business combination to September 13, 2021.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute a solicitation of votes or proxies in connection with any meeting of the stockholders of Greenrose.

Advisors

Imperial Capital, LLC is acting as capital markets advisors to Greenrose. Gateway Group is serving as communications advisor to Greenrose. Mackenzie Partners and Broadridge Financial Solutions are acting as proxy advisors to Greenrose in connection with its proxy solicitation efforts.

About Greenrose

Greenrose Acquisition Corp. is a special purpose acquisition company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. Following the transactions forming the Platform (as defined in our public filings available at greenrosecorp.com), Greenrose is expected be a vertically integrated, multistate operator cannabis company. For more information, visit greenrosecorp.com.

Forward-Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Greenrose’s or its target companies’ control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: any inability to obtain Greenrose stockholder approval of the business combinations, any inability to complete the transaction contemplated by each of the respective merger or acquisition agreements because of failure of closing conditions or other reasons; any inability to recognize the anticipated benefits of the proposed business combinations, which may be affected by, among other things, the amount of cash available following any redemptions by Greenrose stockholders; liquidity of Greenrose’s stock; costs related to the proposed business combinations; Greenrose’s ability to manage growth; Greenrose’s ability to identify and integrate other future acquisitions; rising costs adversely affecting Greenrose’s profitability; competition in the legal cannabis industry; adverse changes to the legal environment for the cannabis industry; and general economic and market conditions impacting demand for Greenrose’s products and services. See the risk factors disclosed in the preliminary proxy statement for the business combinations for additional risks associated with the business combinations. None of Greenrose, Shango Holdings Inc., Futureworks LLC (d/b/a The Health Center), Theraplant, LLC, or True Harvest, LLC undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers should not unduly rely on any projections or other forward-looking statements or data contained herein.

Additional Information About the Proposed Business Combination and Where to Find It

For additional information about the proposed business combinations, see Greenrose’s Current Report on Form 8-K (including the investor presentation included as an exhibit thereto) filed with the SEC on July 28, 2021 available at www.sec.gov.

The proposed transactions will be submitted to shareholders of Greenrose for their approval. In connection with the proposed business combinations, Greenrose will file with the SEC a preliminary and definitive proxy statements in connection with a special meeting of the stockholders of Greenrose to consider and vote on the business combination and related matters. Greenrose will mail the definitive proxy statement and other relevant documents to its stockholders in connection with the meeting. Investors and security holders of Greenrose are advised to read, when available, the draft of the preliminary proxy statement, and amendments thereto, and the definitive proxy statement, which will contain important information about the proposed business combinations and the parties to it. The definitive proxy statement will be mailed to stockholders of Greenrose as of a record date to be established for voting on the proposed business combinations. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Greenrose Acquisition Corp., 111 Broadway, Amityville, NY 11701, Attention: Chief Executive Officer.

Participants in the Solicitation

Greenrose, Shango, THC, True Harvest, Theraplant, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Greenrose stockholders in connection with the proposed business combinations. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Greenrose’s directors in the final prospectus for Greenrose’s initial public offering dated as of February 11, 2020, and that was filed with the SEC on February 11, 2020, as well as in its annual report on Form 10-K filed with the SEC on March 11, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the preliminary and definitive proxy statements related to the proposed business combinations when it becomes available, and which can be obtained free of charge from the sources indicated above.

Investor Relations Contact:

Gateway Investor Relations

Cody Slach or Jackie Keshner

(949) 574-3860

GNRS@gatewayir.com

Greenrose Contact:

Daniel Harley

Executive Vice President, Business Development

(516) 307-0383

ir@greenrosecorp.com